Exhibit 10.64(b)

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AND AMENDMENT NO. 2 TO SECURITY AGREEMENT

This Amendment No. 3 to Credit Agreement and Amendment No. 2 to Security Agreement (this “Amendment”), dated as of May 9, 2007, amends that certain Credit Agreement, dated as of September 19, 2005 (as amended, the “Agreement”), among the financial institutions from time to time parties thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), Bank of America, N.A., with an office at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, as administrative agent for the Lenders (in its capacity as agent, the “Agent”), Spansion LLC, a Delaware limited liability company (“Borrower”), and Spansion Inc., a Delaware corporation (“Parent”), and amends that certain Security Agreement, dated as of September 19, 2005 (as amended, the “Security Agreement”) between Borrower and Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Borrower, the Lenders and the Agent have entered into the Agreement and Borrower and Agent have entered into the Security Agreement;

WHEREAS, Borrower desires to amend the Agreement and Security Agreement; and

WHEREAS, the Agent and the Lenders are willing to do so, subject to the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Agent, the Lenders, and the Borrower hereby agree as follows.

AGREEMENT

Section 1. Amendments to the Agreement. The Agent, the Lenders, and the Borrower agree that the Agreement is hereby amended as follows:

A. Annex A to the Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Collateral Agent” means Wells Fargo Bank, National Association, in its capacity as collateral agent under the Noteholder Documents.

“Noteholder Documents” means the Indenture (2007), the Senior Secured Notes and the Noteholder Security Documents, and all amendments substitutions and refinancings thereof.

“Noteholder Obligations” means the Debt evidenced by the Noteholder Documents.

“Noteholder Security Documents” means the “Security Documents” as defined in the Indenture (2007).

“Senior Secured Notes” means the senior secured notes to be issued by Borrower under an indenture governing such notes (the “Indenture (2007)”), by and among Borrower and the trustee under the Indenture (2007) (the “Trustee (2007)”), which Senior Secure Notes shall be issued in connection with the Term Loan Refinance and shall contain substantially the same terms as set forth in Exhibit H attached hereto. Notwithstanding anything in Exhibit H to the contrary, in no event shall (x) the Senior Secured Notes have a maturity date earlier than the date that is 180 days after the Stated Termination Date, or (y) the aggregate total principal amount of Senior Secured Notes issued exceed $650,000,000.

“Term Loan Refinance” means the repayment in full of the Term Loan with the Debt evidenced by the Noteholder Documents.

B. The definition of “High Yield Notes” contained in Annex A to the Agreement is hereby amended to be replace in its entirety with the following:

“High Yield Notes” means the unsecured notes to be issued by Borrower under an indenture governing the notes (the “Indenture”), by and among Borrower and the trustee under the Indenture (the “Trustee”), which High Yield Notes shall be issued in connection with the Approved Restructuring and shall contain substantially the same terms as set forth in Exhibit F attached hereto. Notwithstanding anything in Exhibit F to the contrary, in no event shall (x) the High Yield Notes or the Indenture have a maturity date earlier than the date that is 180 days after the Stated Termination Date, or (y) the aggregate total principal amount of High Yield Notes issued exceed $600,000,000.

C. The definition of “Intercreditor Agreement” contained in Annex A to the Agreement is hereby amended to be replace in its entirety with the following:

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated May 9, 2007, between Agent and Collateral Agent.

D. The definition of “Permitted Liens” contained in Annex A to the Agreement is hereby amended to replace clause (m) thereof with the following:

(m) Liens securing the Noteholder Obligations.

E. Section 7.10 (Distributions; Capital Change; Restricted Investments) of the Agreement is hereby amended to replace clause (c) thereof with the following:

(c) Distributions by Borrower to Parent in an amount not to exceed the payment of dividends (then due or accrued) on the Preferred Stock so long as: (y) no Event of Default shall exist or would result therefrom and (z) such Distribution does not violate the terms relating to Restricted Payments (as defined in Exhibit F or Exhibit H), as such terms were in existence at the time of the High Yield Notes’ and the Senior Secured Notes respective initial issuance, without giving effect to any consent to such Distribution or waiver of a Default or Event of Default (as defined in Exhibit F or Exhibit H) arising out of any such Distribution by the trustee under the Indenture or Indenture (2007) (together, the “Indenture Distribution Terms”);

F. Section 7.12 (Guaranties) of the Agreement is hereby amended by replacing such section in its entirety with the following:

7.12 Guaranties. Neither Parent, nor the Borrower, nor any of their Subsidiaries shall make, issue, or become liable on any Guaranty, except (a) the Guaranties of the Obligations by Parent and the Borrower’s domestic Subsidiaries in favor of the Agent, (b) the Guaranties of the Debt evidenced by the High Yield Notes by Parent and Parent’s and the Borrower’s domestic Subsidiaries in favor of the Trustee for the benefit of the noteholders thereof, and (c) the Guaranties of the Senior Secured Notes by Parent and Parent’s and the Borrower’s domestic Subsidiaries in favor of the Trustee (2007) for the noteholders thereof.

G. Section 7.13 (Debt) of the Agreement is hereby amended to replace clause (i) thereof with the following:

(i) the Noteholder Obligations.

H. Section 9.1(d) (Events of Default) of the Agreement is hereby amended to replace the reference to “Term Loan” in the first line thereof with “Noteholder Obligations”.

I. Section 13.13 (Final Agreement) is hereby amended to delete the following reference without replacement:

“, dated as of November 1, 2006, between Agent and the Term Loan Agent”.

J. Exhibit H to this Amendment (Description of Senior Secured Notes) is hereby added to the Agreement as Exhibit H thereto.

Section 2. Amendments to Security Agreement. The Agent and the Borrower agree that Section 6 of the Security Agreement is hereby amended to revise clause (b) thereof to read as follows:

(b) the Agent’s Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in clauses (c), (d), (e), (g), (h), and (k) of the definition of Permitted Liens, and except for Liens in favor of the Collateral Agent to the extent provided under the Intercreditor Agreement.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

A. Amendment. A fully executed copy of this Amendment signed by the Borrower and the Lenders, and acknowledged by the Guarantor, shall be delivered to the Agent; and

B. Noteholder Documents. The Agent shall have received copies of the fully executed Noteholder Documents, other than the Senior Secured Notes, which shall be on terms and conditions satisfactory to Agent and the Lenders.

C. Intercreditor Agreement. The Agent and the Collateral Agent shall have entered into an Amended and Restated Intercreditor Agreement on terms and conditions satisfactory to Agent and the Lenders.

D. Term Loan Refinance. The Agent shall have received evidence, in form and substance satisfactory to the Agent, that the Term Loan Refinance has been consummated.

E. Other Documents. The Borrower shall have executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment.

Section 4. Miscellaneous.

A. Survival of Representations and Warranties. All representations and warranties made in the Agreement, the Security Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely thereon.

B. Reference to Agreement. The Agreement, the Security Agreement, and each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement or the Security Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement or the Security Agreement, as applicable, shall mean a reference to the Agreement or the Security Agreement as amended hereby.

C. Agreement and Security Agreement Remain in Effect. The Agreement, the Security Agreement and the other Loan Documents, as amended hereby, remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of the effective date of this Amendment.

D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA.

F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, the Lenders, and the Borrower and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

H. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

I. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE AGENT, THE LENDERS, AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT, THE LENDERS, AND THE BORROWER.

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IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

“BORROWER”

SPANSION LLC,
a Delaware limited liability company

By:	/s/ Robert C. Melendres
Name:	Robert C. Melendres
Title:	Executive Vice President, Chief Legal Officer and Corporate Development

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

“PARENT”

SPANSION INC.,
a Delaware corporation

By:	/s/ Robert C. Melendres
Name:	Robert C. Melendres
Title:	Executive Vice President, Chief Legal Officer and Corporate Development

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

“AGENT”

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Kevin R. Kelly
Name:	Kevin R. Kelly
Title:	Senior Vice President

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

“LENDERS”

BANK OF AMERICA, N.A.,

By:	/s/ Kevin R. Kelly
Name:	Kevin R. Kelly
Title:	Senior Vice President

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

GE CAPITAL CORPORATION

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

By:	/s/ T. Bukowski
Name:	T. Bukowski
Title:	Director

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

WELLS FARGO FOOTHILL, INC.

By:	/s/ Jennifer Fong
Name:	Jennifer Fong
Title:	Assistant Vice President

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

Each of the undersigned parties (each, a “Guarantor”), (i) consents to and approves the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of the Guarantor pursuant to the guarantee delivered in connection with the Agreement (the “Guarantee”) by the undersigned and that such obligations would not be limited or diminished in any manner even if Guarantor had not reaffirmed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of the Guarantor in any other circumstance, (iv) reaffirms each of its obligations under the Guarantee, and (v) agrees that the Guarantee remain in full force and effect and is hereby ratified and confirmed.

“GUARANTORS”

SPANSION INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Robert C. Melendres
Name:	Robert C. Melendres
Title:	Secretary

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

SPANSION INC.,
a Delaware corporation

By:	/s/ Robert C. Melendres
Name:	Robert C. Melendres
Title:	Executive Vice President, Chief Legal Officer and Corporate Development

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

CERIUM LABORATORIES LLC,
a Delaware limited liability company

By:	/s/ Robert C. Melendres
Name:	Robert C. Melendres
Title:	Secretary

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement

SPANSION TECHNOLOGY, INC.,
a Delaware corporation

By:	/s/ Robert C. Melendres
Name:	Robert C. Melendres
Title:	Secretary

Amendment No. 3 to Credit Agreement and

Amendment No. 2 to Security Agreement